                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8-K

                                 CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 1, 1997
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                      BANKERS TRUST NEW YORK CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   NEW YORK
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                (State or other jurisdiction of incorporation)



         1-5920                                         13-6180473
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   (Commission file number)             (IRS employer identification no.)



       130 LIBERTY STREET, NEW YORK, NEW YORK                   10006
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       (Address of principal executive offices)           (Zip code)



Registrant's telephone number, including area code (212) 250-2500
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

ITEM 5  OTHER EVENTS

As previously reported by Bankers Trust New York Corporation (the "Corporation") on its Current Report on Form 8-K filed September 4, 1997, Alex. Brown Incorporated ("ABI") merged into BT Alex. Brown Holdings Incorporated, a wholly-owned subsidiary of the Corporation (the "Merger"). The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles.

The year end audited supplemental consolidated financial information of the Corporation restating the Corporation's historical consolidated financial statements to reflect the Merger is contained in Exhibit 99.1 including Management's Discussion and Analysis of Financial Condition and Results of Operations, the audited supplemental consolidated balance sheet at December 31, 1996 and December 31, 1995 and the audited supplemental consolidated statements of income and changes in stockholders' equity and cash flows for the years ended December 31, 1996, December 31, 1995 and December 31, 1994, and the notes thereto.

The first quarter unaudited supplemental financial information of the Corporation restating the Corporation's historical consolidated financial statements to reflect the Merger is contained in Exhibit 99.2 including Management's Discussion and Analysis of Financial Condition and Results of Operations, the unaudited interim supplemental consolidated balance sheet at March 31, 1997, the audited supplemental consolidated balance sheet at December 31, 1996 and the unaudited interim supplemental consolidated statements of income and changes in stockholders' equity and cash flows for the three months ended March 31, 1997 and 1996.

The second quarter unaudited supplemental financial information of the Corporation restating the Corporation's historical consolidated financial statements to reflect the Merger is contained in Exhibit 99.3 including Management's Discussion and Analysis of Financial Condition and Results of Operations, the unaudited interim supplemental consolidated balance sheet at June 30, 1997, the audited supplemental consolidated balance sheet at December 31, 1996 and the unaudited interim supplemental consolidated statements of income for the three months and six months ended June 30, 1997 and 1996 and statements of changes in stockholders' equity and cash flows for the six months ended June 30, 1997 and 1996.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

  (12.a) Statement regarding Computation of Consolidated Ratios of Earnings to Fixed Charges

  (12.b) Statement regarding Computation of Consolidated Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividend Requirements

  (23.1) Consent of Ernst & Young LLP.

  (23.2) Consent of KPMG Peat Marwick LLP.

  (23.3) Consent of KPMG Peat Marwick LLP.

  (27.1) Financial Data Schedule at December 31, 1996 and for the twelve months ended December 31, 1996.

  (27.2) Financial Data Schedule at March 31, 1997 and for the three months ended March 31, 1997.

  (27.3) Financial Data Schedule at June 30, 1997 and for the six months ended June 30, 1997.

  (99.1) Management's Discussion and Analysis of Financial Condition and Results of Operations, the audited supplemental consolidated balance sheet at December 31, 1996 and December 31, 1995 and the audited supplemental consolidated statements of income and changes in stockholders' equity and cash flows for the years ended December 31, 1996, December 31, 1995 and December 31, 1994, and the notes thereto.

  (99.2) Management's Discussion and Analysis of Financial Condition and Results of Operations, the unaudited interim supplemental consolidated balance sheet at March 31, 1997, the audited supplemental consolidated balance sheet at December 31, 1996 and the unaudited interim supplemental consolidated statements of income and changes in stockholders' equity and cash flows for the three months ended March 31, 1997 and 1996.

  (99.3) Management's Discussion and Analysis of Financial Condition and Results of Operations, the unaudited interim supplemental consolidated balance sheet at June 30, 1997, the audited supplemental consolidated balance sheet at December 31, 1996 and the unaudited interim supplemental consolidated statements of income for the three months and six months ended June 30, 1997 and 1996 and statements of changes in stockholders' equity and cash flows for the six months ended June 30, 1997 and 1996.

  (99.4) The audited consolidated statements of financial condition of Alex. Brown Incorporated as of December 31, 1996 and December 31, 1995 and the related consolidated statements of earnings, cash flows and stockholders' equity for each of the years in the three-year period ended December 31, 1996. (This document is incorporated by reference to Registrant's Current Report on Form 8-K filed September 4, 1997).

  (99.5) The audited consolidated balance sheet of Bankers Trust New York Corporation as of December 31, 1996 and December 31, 1995 and the related consolidated statements of income, cash flows and stockholders' equity for each of the years in the three-year period ended December 31, 1996. (This document is incorporated by reference to Registrant's Annual Report on Form 10-K filed March 6, 1997).
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               BANKERS TRUST NEW YORK CORPORATION


September 9, 1997
                               by /s/ RICHARD H. DANIEL
                                      RICHARD H. DANIEL
                                      Vice Chairman and Controller
                                     (Principal Financial Officer)